================================================================================

                                  SCHEDULE 14C

                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.___)

Check the appropriate box:

|_|      Preliminary Information Statement

|_| Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

|X|      Definitive Information Statement

                                CDKNET.COM, INC.
                                ----------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

|_| Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

         1. Title of each class of securities to which transaction applies:
         ---------------------------------------------------------------------

         2. Aggregate number of securities to which transaction applies:
         ---------------------------------------------------------------------

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         ---------------------------------------------------------------------

         4. Proposed maximum aggregate value of transaction:
         ---------------------------------------------------------------------

|_| Check box if any part of the fee is offset as provided by Exchange Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1. Amount Previously Paid:
         ---------------------------------------------------------------------

         2. Form, Schedule or Registration Statement No.:
         ---------------------------------------------------------------------

         3. Filing Party:
         ---------------------------------------------------------------------

         4. Date Filed:
         ---------------------------------------------------------------------

================================================================================

                                CDKnet.com, Inc.

                  NOTICE OF STOCKHOLDER MAJORITY ACTION IN LIEU
                              OF AN ANNUAL MEETING

                               ------------------

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY

                               ------------------

To the Stockholders of CDKnet.com, Inc.:

         NOTICE IS HEREBY GIVEN that certain stockholders of CDKnet.com, Inc., a Delaware corporation ("CDKnet.com") have consented to taking of corporate actions by consent in lieu of an annual meeting of stockholders. The actions will take effect on or after December 30, 2002 to:

         1.       Re-elect three directors;

         2. Amend our Certificate of Incorporation to increase the number of authorized shares of our common stock, $.0001 par value ("Common Stock"), from 40,000,000 shares to 100,000,000 shares; and

         3. Approve an amendment to our Certificate of Incorporation to effect a reverse stock split of all of the outstanding shares of Common Stock, at a ratio of one-for-fifty.

         Only stockholders of record at the close of business on November 22, 2002 are entitled to notice of these corporate actions. Holders of 67% of our voting stock, consisting of shares of common stock and Series A Convertible Preferred Stock, gave their written consent to the above corporate actions. This written consent was obtained pursuant to Section 228(a) and 211(b) of the Delaware General Corporation Law, as amended.

         For further information regarding the matters as to which stockholder consent was given, I urge you to carefully read the accompanying Information Statement. If you have questions about these proposals or would like additional copies of the Information Statement, you should contact Steven A. Horowitz, Secretary, CDKnet.com, Inc., 150 Broadhollow Road, Suite 103, Melville, New York 11747; telephone: (631) 385-6200.

                                       By order of the Board of Directors

                                       Andrew J. Schenker
                                       President and Chief Operating Officer

Melville, New York
December 4, 2002

                                CDKNET.COM, INC.
                         150 Broadhollow Road Suite 103
                            Melville, New York 11747
                                  (631)385-6200

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         This Information Statement (the "Information Statement") is being mailed on or about December 9, 2002 to the holders of record at the close of business on November 22, 2002, of the Common Stock of CDKnet.com, Inc., a Delaware corporation ("CDKnet.com"), in connection with action by written consent in lieu of an annual meeting to authorize and approve:

         1. The re-election of three directors to serve until their successors are elected and qualified;

         2. An amendment to our Certificate of Incorporation increasing the number of authorized shares of our Common Stock, from 40,000,000 shares to 100,000,000 shares; and

         3. An amendment to the our Certificate of Incorporation to effect a reverse stock split of all of the outstanding shares of Common Stock, at a ratio of one-for-fifty.

         Members of the Board of Directors, stockholders owning or having voting authority for 2,186,009 shares of Common Stock and holders of voting rights arising from the ownership of our outstanding Series A Preferred Shares have voted in favor of the above actions (the "Consenting Stockholders"). These stockholdings represent approximately 67% of the total outstanding votes of all classes of stock of CDKnet.com sufficient to take the proposed action on the record date of November 22, 2002. Pursuant to Reg. Section 240.14c-2(b), these actions will not be effective until 20 days after this Information Statement is mailed to stockholders. Dissenting stockholders do not have any statutory appraisal rights as a result of the action taken. The Board of Directors does not intend to solicit any proxies or consents from any other stockholders in connection with this action.

         Section 141(f) of the Delaware General Corporation Law (the "Delaware Law") provides that any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action taken is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the above actions as early as possible in order to accomplish the purposes hereafter described, the Board of Directors voted to utilize, and did in fact obtain, the written consent of the Consenting Stockholders who own shares representing a majority of the voting power of our stock.

         Pursuant to Section 228(c) of the Delaware Law, we are required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not consented in writing to such action. This Information Statement is intended to provide such notice. No dissenters' or appraisal rights under the Delaware Law are afforded to the Company's stockholders as a result of the approval of the proposals.

         This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Securities Exchange Act of 1934.

         The entire cost of furnishing this Information Statement will be borne by CDKnet.com. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

RECORD DATE AND VOTING SECURITIES.............................................4

   Consent Required...........................................................4

DESCRIPTION OF BUSINESS AND RECENT TRANSACTIONS...............................4

ELECTION OF DIRECTORS.........................................................6

   Directors and Nominees for Director........................................6

   Board of Directors' Meetings and Committees................................7

   Director Compensation......................................................7

   Our Executive Officers.....................................................8

   Stock Ownership Table......................................................9

   Description of Stockholders Agreement.....................................11

   Executive Compensation....................................................11

   Compensation of Directors.................................................13

   Employment Agreements.....................................................13

   Certain Relationships and Related Transactions............................14

   Indebtedness of Management................................................17

   Section 16(A) Beneficial Ownership Reporting Compliance...................17

AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO.............................18

INCREASE THE AUTHORIZED SHARES...............................................18

   Purpose...................................................................18

   Effects of An Increase in Authorized Shares...............................18

AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO.............................20

EFFECT THE REVERSE STOCK SPLIT...............................................20

   Reasons for the Reverse Stock Split Amendment.............................20

   Potential Effects of the Reverse Stock Split..............................21

   Effectiveness of the Reverse Stock Split..................................22

   Fractional Shares.........................................................22

   Exchange of Stock Certificates............................................22

   Federal Income Tax Consequences...........................................23

   Appraisal Rights..........................................................23

INDEPENDENT AUDITORS.........................................................24

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR............................24

OUR NEXT ANNUAL MEETING......................................................24

FINANCIAL INFORMATION........................................................24

Appendix A: Certificate of Amendment to Certificate of Incorporation Appendix B: Certificate of Amendment to Certificate of Incorporation

                        RECORD DATE AND VOTING SECURITIES

         The securities that can be voted for the corporate action we describe consist of our Common Stock, with each share entitling its owner to one vote on each matter submitted to the stockholders and our Series A Preferred Stock ("Series A") which entitle each holder to vote along with holders of Common Stock, the number of votes equal to the number of shares of Common Stock that the holder would be entitled to receive upon conversion of such Series A shares on the record date (100 votes per Series A share). The record date for determining the holders of voting stock who are entitled to vote upon and receive notice of these actions is November 22, 2002 (the "Record Date"). On the Record Date, 36,196,267 shares of Common Stock were outstanding and the holders of Series A had the right to cast 152,695,900 votes.

CONSENT REQUIRED

         The holders of a plurality of the voting rights elect the directors. In all other matters an affirmative of the majority of voting power will approve or disapprove a corporate action.

         The Consenting Stockholders, having the right to approximately 126,631,909 votes on the Record Date, constituting approximately 67% of the outstanding votes, have consented to the corporate actions.

                 DESCRIPTION OF BUSINESS AND RECENT TRANSACTIONS

         CDKnet.com, Inc. is a holding company incorporated in the State of Delaware. Prior to June 2001, our business was conducted through our subsidiaries: CDKnet, LLC and CDK Financial Corp. (formerly Valueflash Incorporated). CDKnet, LLC provides propietary convergence technology that links audio, video and the worldwide web on standard compact disks. CDK Financial Corp., developed and marketed a non-intrusive, highly targeting e-messaging service. In June, 2001 we completed the sale of substantially all of the asses and business of CDK Financial Corp. to Elbit Limited for $3.5 million, the forgiveness of indebtedness and the assumption of liabilities.

         On August 2, 2001, we formed Diversified Capital Holdings, LLC (f/k/a Azure Capital Holdings LLC)("Diversified"). We initially owned 60% of the outstanding ownership interest of Diversified. On December 14, 2001 we purchased the remaining 40% of Diversified from George Sandhu and own 100% of Diversified. On December 19, 2001, we changed the name from Azure Capital Holdings, LLC to Diversified Capital Holdings, LLC. George Sandhu serves as an advisor to Spiga Limited and Target Growth Ltd., investment funds that own, as of October 31, 2002, the majority of the outstanding shares of our Series A Preferred Stock.

         On October 22, 2002 we entered into an agreement to sell certain assets including the business of Diversified, CDK Financial and CDKNet, LLC to Universal Media Holdings, Inc. ("Universal"). At the time of the transaction, James W. Zimbler served as President and a Director of Universal and also served as Secretary and Executive Vice President of CDKNet.Com. On the same day, Steven
A. Horowitz, our CEO and Andrew Schenker, our COO were appointed President, CEO and CFO respectively, of Universal. Certain of the assets comprising the consulting business of Diversified and investments we made were transferred to Universal. CDKNet, LLC has not been transferred to Universal pending our obtaining requisite consents. As a result, we remain in the business of producing custom compact disks.

         In addition to our interests in CDK Financial Corp. and Diversified Capital Holdings, we currently have two wholly-owned subsidiaries: Creative Technology and CDKnet, LLC. We directly own 100% of Creative Technology and 48.5% of CDKnet, LLC. Creative Technology owns the remaining 51.5% ownership interest of CDKnet, LLC, giving us an indirect 100% ownership interest of CDKnet, LLC. We conduct our business through CDKnet, LLC.

         Our audited financial statements for the period July 1, 2001 to June 30, 2002, reflect a net loss of $1,325,013 to common stockholders on net revenues of $209,767 compared to a net loss of $7,372,000 on revenues of $5,874,000 in the fiscal year ended June 30, 2001. Revenue generated from ValueFlash in fiscal 2001 was $5,419,000. Since the sale of the assets of ValueFlash, we have had lower production costs and lower overhead which we hope will provide us with the means to be profitable in our remaining technology business while seeking a prospective business acquisition.

                              ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

         Our by-laws provide for directors to be elected annually, each serving until the next annual meeting of stockholders and until their successors are elected and qualified. The following are our current directors who are all elected by the Consenting Stockholders by consent in lieu of annual meeting:

STEVEN A. HOROWITZ (43) -  Chairman, Chief Executive Officer and Secretary of
                           CDKnet.com, Inc.; and Chairman, Chief Financial Officer and Secretary of CDKnet, LLC.

         Mr. Horowitz has served as Chairman of the Board of Directors and Chief Executive Officer since May 1998. Mr. Horowitz served as our Secretary from May 1998 to May, 2002 and became Secretary in October, 2002. He served as our Chief Financial Officer from October 1999 until 2001. Additionally, Mr. Horowitz has served as the managing member of Creative Technology and CDKnet, LLC since October, 1998 and November, 1998, respectively. Mr. Horowitz holds various titles in companies in which Diversified has invested in including, CEO of Eascent and CEO of Optical. On October 22, 2002 he became President, CEO and Chairman of the Board of Universal Media Holdings, Inc. Since April 1, 2000, he has served as a partner in Moritt, Hock, Hamroff & Horowitz, LLP, a Garden City, New York-based law firm. From October 1, 1991 to March 2000, he was the founding principal of Horowitz, Mencher, Klosowski, & Nestler, P.C., a Garden City, New York-based law firm. Mr. Horowitz holds a degree from Hofstra University School of Law and a Master of Business Administration degree in Accounting from Hofstra University School of Business. Mr. Horowitz is an Adjunct Professor of Law at Hofstra University School of Law. In 1986 and 1987, Mr. Horowitz was Director of Taxes for Symbol Technologies, Inc., a New York Stock Exchange corporation. Mr. Horowitz is a member of the American Bar Association and the New York State Bar Association.

ANTHONY J. BONOMO (43) - Director, CDKnet.com, Inc.

         Mr. Bonomo has served as a director of CDKnet.com since June, 1998. He has, since 1986, served in various executive capacities at Administrators for the Professions, Inc., the Physicians' Reciprocal Insurers, one of the largest medical malpractice carriers in New York State, including Executive Vice President and Chief Operating Officer from 1993 to 1995 and President from 1995 to the present. Mr. Bonomo is a member of the New York State Bar and serves as a board member of several charitable associations and foundations.

ANDREW J. SCHENKER (42) -  Director, President and Chief Operating Officer,
                           CDKnet.com, Inc., Chief Executive Officer,
                           Diversified

         Mr. Schenker became has served as a director of CDKnet.com since May, 1998. He became our President ion January, 2002 and was appointed as our Chief Operating Officer in April 2002. Mr. Schenker recently stepped down from his position as the Director of Finance for North America Sales and Services Division at Symbol Technologies, Inc. a manufacturer and world leader in bar-code based data transaction systems based in Holbrook, New York to concentrate on entrepreneurial opportunities. Since November 1986, he has held several financial management positions at Symbol Technologies, Inc., most recently at the position described above. He is also the trustee for several trusts and a public foundation, as well as an executive committee member of the Smithtown School District Industry Advisory Board.

         Mr. Schenker also holds the following positions in entities in which we have invested:

Company                                 Title                       Since
-------                                 -----                       -----

Dominix, Inc.                        Chairman, CEO              April 30, 2002

Humana Trans Services Group, Ltd.    Director                   May, 2002

Universal Media Holdings, Inc.       CFO, Director              October 22, 2002

         Our board of directors has nominated the directors named above to serve until the next annual meeting and until their successors are duly elected and qualified. There are no family relationships among any of our directors, officers or key employees.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

         Our board of directors held one meeting during the fiscal year ended June 30, 2001, which was attended by all directors, and acted by written consent ten times. Our board of directors currently has no audit, compensation, nominating committees or committee performing a similar functions.

DIRECTOR COMPENSATION

         Effective January 9, 2001, our directors agreed to be compensated for their services at the rate of $2,000 per year, retroactive to their respective dates of engagement. Directors do not currently receive any other cash compensation from us for their service as members of our board of directors. Directors who are also our employees are eligible to participate in our 1998 Stock Plan.

         In each of December 2000 and December 2001, 100,000 shares of the Company's common stock were issued each to Andrew Schenker, a director of the Company, and Anthony Bonomo, a director of the Company, in recognition of their service on behalf of the Company.

OUR EXECUTIVE OFFICERS

         Our executive officers are:

         Steven A. Horowitz....  Chairman, Chief Executive Officer and Secretary

         Andrew Schenker.......  President and Chief Operating Officer

         Timothy J. Mayette....  Chief Financial Officer

         Biographies for Messrs. Horowitz and Schenker are on pages 6 and 7 of this Information Statement. Mr. Mayette's biography is set forth below.

TIMOTHY J. MAYETTE (42) -  Chief Financial Officer of CDKnet.com, Inc.

         Mr. Mayette has served as Chief Financial Officer on a part time basis since September 2001. From July 1999 through December 2001, he was Chief Financial Officer of the northeast division of USI Administrators, a third party administrator of health insurance claims. From October 1997 through June 2001, he was Chief Financial Officer of PMCC Financial Corp., a mortgage banking company.

STOCK OWNERSHIP TABLE

         This table shows the number and percentage of CDKnet.com common stock ("CS") and CDKnet Series A Preferred Stock ("PS") owned of record and beneficially as of November 20, 2002 by each of our directors and executive officers. The table also shows the name, address and number and percentage of shares owned by persons owning five percent of any class.

                                                                                   Percent of         Percent of
                                                               Amount of           Beneficial          Combined
                                                              Beneficial          Ownership and         Voting
Name and Address                                 Class       Ownership (1)       Voting Power(2)      Power (3)
----------------                                 -----       -------------       ---------------      ---------
Steven A. Horowitz                                 CS        3,492,887(4)              9%                21%
c/o CDKnet.com, Inc.                               PS           475,000               24%
150 Broadhollow Road
Melville, NY  11747

Andrew J. Schenker                                 CS         393,122(5)               1%                 *
c/o CDKnet.com, Inc.                               PS              0                   0%
150 Broadhollow Road
Melville, NY  11747

Anthony J. Bonomo                                  CS         350,000(6)               1%                 *
c/o CDKnet.com, Inc.                               PS              0                   0%
150 Broadhollow Road
Melville, NY  11747

Timonty J. Mayette                                 CS              0                   0%                 0%
c/o CDKnet.com, Inc.                               PS              0                   0%
150 Broadhollow Road
Melville, NY  11747

Masaki Hashimoto                                   CS          7,368,421               17%                4%
2-3-35 Nighizaka Tsushima                          PS              0                    0%
Okayama City, Okayama Japan

Incentive Management, Inc.                         CS          3,000,000                8%               11%
541 W. 21st Street                                 PS           200,000                12%
New York, NY  10011

Target Growth Fund Ltd.                            CS              0                    0%               16%
Chancery Hall                                      PS           350,000                19%
52 Reid Street
Hamilton HM 12 Bermuda

Spiga Limited                                      CS           745,000                 2%               12%
c/o Euroba Management Limited                      PS           244,459                14%
73 Front Street, 4th Floor
Hamlton HM12 Bermuda

Scarborough Limited                                CS              0                    0%                9%
c/o Euroba Management Limited                      PS           175,000                10%
73 Front Street, 4th Floor
Hamlton HM12 Bermuda

Euroba Management Limited                          CS         745,000(7)                2%               19%
73 Front Street, 4th Floor                         PS         419,459(7)               22%
Hamlton HM12 Bermuda

Officers and directors as a
   group (4 persons)                               CS        4,236,009(8)              11%               22%
                                                   PS         475,000(9)               24%

*Denotes less than 1%

(1) Beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to the security through any contract, arrangement, understanding, relationship or otherwise. Unless indicated, beneficial ownership disclosed consists of sole voting and investment power. Beneficial ownership of common stock is exclusive of the shares of common stock that will be issuable upon conversion of shares of Series A Preferred Stock upon the filing of the amendment to our certificate of incorporation discussed in this Information Statement.

(2) There were 36,196,267 shares of common stock and 1,526,959 shares of Series A Preferred Stock outstanding as of November 20, 2001.

(3) Each share of Series A Preferred Stock is convertible into shares of commons tock at the rate of 100 shares of commons tock and has 100 votes per share at a meeting of stockholders.

(4) Does not include 150,000 warrants issued to Horowitz, Mencher, Klosowski & Nestler P.C., a law firm formerly controlled by Mr. Horowitz, in connection with a loan and loan extension. Of the 3,342,887 shares attributed to Mr. Horowitz in the table, 30,000 shares are owned by his wife, Katherine Horowitz, 10,000 are held by Mr. Horowitz c/f Daniel Horowitz UGMA NY and 10,000 are held by Mr. Horowitz c/f Joshua D. Horowitz UGMA NY. This table also includes 750,000 two-year warrants to purchase common stock at the exercise price of $0.20 per share and 800,000 two-year options to purchase common stock at the exercise price of $0.50 per share.

(5) Includes options to purchase 50,000 shares of our common stock under the Plan and options to purchase 100,000 shares of common at $0.20 per share outside of the plan. Mr. Schenker is one of our directors and serves as our President and Chief Operating Officer as well as the Chief Executive Officer of our Diversified subsidiary.

(6) Includes options to purchase 50,000 shares of our common stock under the Plan and options to purchase 100,000 shares of common at $0.20 per share outside of the plan. Mr. Bonomo is one of our directors.

(7) Consists of the shares of common stock and Series A Preferred Stock beneficially owned by Spiga Limited and Scarborough Limited, two investor funds which are managed by Euroba Management Limited.

(8) Includes all stock options to purchase 1,100,000 shares of common stock and 750,000 warrants owned by officers and directors. See Notes (3), (4) and (5) above.

(9)    Consists of shares of Series A Preferred Stock owned by Steven a.
       Horowitz.

DESCRIPTION OF STOCKHOLDERS AGREEMENT

         We entered into a Stockholders' Agreement with a group of shareholders on May 7, 1998 which sets forth their agreement regarding the disposition of specified shares of our common stock. The agreement provides for a right of first refusal, initially to the non-selling shareholders and secondarily to us on the same terms and conditions as any bona fide third party offer and also requires a 100% disposition of the selling shareholder's interest. Excluded from this provision are transfers to family members or trusts for the benefit of family members or in the event of death. Furthermore, the shareholders agreed sell and/or transfer their stock pursuant to the terms of any bonafide third party offer to acquire not less than a majority of our outstanding stock or to merge with us. The shareholders agreed to vote for Steven A. Horowitz as a director until such time as he resigned from the position. However, 16 of the 35 signatories to the agreement have signed an amendment to the agreement rescinding the voting and certain other provisions of the agreement. The rescission will not become effective until all 35 shareholders execute the Stockholders' Agreement. Further, under the terms of the agreement, it will terminate upon our filing an effective initial public offering with the Commission. We consider our Form 10-SB, as amended, which became effective on December 7, 1999, to be an initial public offering. Therefore, we believe that the Agreement terminated on its own terms on December 7, 1999.

EXECUTIVE COMPENSATION

         The following table sets forth all compensation paid by us to persons serving as our chief executive officer and any other officer whose compensation in such year exceeded $100,000:

                         SUMMARY COMPENSATION TABLE

              Annual Compensation(1)(2) Long-Term Compensation
----------------------------------------------------------------------------------------------------------
                                                                  Awards                Payouts
----------------------------------------------------------------------------------------------------------
                                                  Other                Securities
                                                 Annual    Restricted  Underlying              All Other
                                                 Compen-      Stock     Options/      LTIP      Compen-
                              Salary   Bonus     sation      Award(s)      SARs      Payouts    sation
Name and                Year    ($)     ($)        ($)         ($)         (#)         ($)        ($)
Principal Position(a)   (b)     (c)     (d)        (e)         (f)         (g)         (h)        (i)
----------------------------------------------------------------------------------------------------------
Steven A. Horowitz(1)  FY01      0       --         0          --         1,550,000    --         --
----------------------------------------------------------------------------------------------------------
                       FY02      0       --         0          --                 0    --         --
----------------------------------------------------------------------------------------------------------
Andrew Schenker        FY01      0       --         0          --           100,000    --         --
----------------------------------------------------------------------------------------------------------
                       FY02      0       --         0          --                 0    --         --
----------------------------------------------------------------------------------------------------------
James W. Zimbler(2)    FY01      0       --         0          --                 0    --         --
----------------------------------------------------------------------------------------------------------
                       FY02   122,000    --         0          --                 0    --         --
----------------------------------------------------------------------------------------------------------

(1) Mr. Horowitz is our Chairman, Chief Executive Officer and Secretary. In fiscal 2002, Mr. Horowitz was considered a consultant because he did not keep regular hours, decided his own schedule and otherwise fit the characteristics of a consultant as promulgated under the relevant sections of the Internal Revenue Code and Regulations and case law. During fiscal 2000, we accrued $78,000 for such consulting services for Mr. Horowitz, none of which has been paid. Commencing July 1, 2000, Mr. Horowitz became an employee of CDKnet.com, Inc.

(2)    Resigned effective October 22, 2002.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (INDIVIDUAL GRANTS)
                               -------------------

----------------------------------- ---------------------- --------------------- ----------------- -----------------------
                                                               Percent of
                                           Number of         Total Options/
                                          Securities          SARs Granted
                                          Underlying          To Employees         Exercise Or
                                         Options/SARs           In Fiscal           Base Price
               Name                       Granted (#)             Year                ($/Sh)          Expiration Date
               (a)                            (b)                  (c)                  (d)                  (e)
----------------------------------- ---------------------- --------------------- ----------------- -----------------------

----------------------------------- ---------------------- --------------------- ----------------- -----------------------
Steven A. Horowitz                  FY02        0                   0%                     $0
----------------------------------- ---------------------- --------------------- ----------------- -----------------------
                                    FY01   750,000                15.79%                $ .20              1/9/01
----------------------------------- ---------------------- --------------------- ----------------- -----------------------
                                           800,000                16.84%                $ .50             1/31/03
----------------------------------- ---------------------- --------------------- ----------------- -----------------------

----------------------------------- ---------------------- --------------------- ----------------- -----------------------
Andrew J. Schenker(1)               FY02        0                   0%                     $0
----------------------------------- ---------------------- --------------------- ----------------- -----------------------
                                    FY01   100,000                2.11%                  $.20              1/8/06
----------------------------------- ---------------------- --------------------- ----------------- -----------------------

(1) At the time the options above were granted, Mr. Schenker's was one of our Directors and held no other position. Mr. Schenker also currently serves as our President and Chief Operating Officer, effective January, 2002 and March, 2002, respectively.

         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                OPTION/SAR VALUES
                                -----------------

------------------------------ --------------------- ------------------- ---------------------- ----------------------
                                                                               Number of
                                                                              Securities              Value of
                                                                              Underlying             Unexercised
                                      Shares                                  Unexercised           In-The-Money
                                     Acquired                                Options/SARs           Options/SARs
                                        On                 Value             At FY-End (#)          At FY-End ($)
                                     Exercise             Realized           Exercisable/           Exercisable/
Name                                   (#)                  ($)             Unexercisable          Unexercisable
(a)                                    (b)                  (c)                  (d)                    (e)
------------------------------ --------------------- ------------------- ---------------------- ----------------------

------------------------------ --------------------- ------------------- ---------------------- ----------------------
Steven A. Horowitz             FY02             0            0                1,500,000/0                $0
------------------------------ --------------------- ------------------- ---------------------- ----------------------

------------------------------ --------------------- ------------------- ---------------------- ----------------------
Andrew J. Schenker             FY02             0            0                 100,000/0                 $0
------------------------------ --------------------- ------------------- ---------------------- ----------------------

COMPENSATION OF DIRECTORS

         Effective January 9, 2001, our directors agreed to be compensated for their services at the rate of $2,000 per year, retroactive to their respective dates of engagement.

EMPLOYMENT AGREEMENTS

         On March 15, 2002, we entered into an employment agreement with James
W. Zimbler to serve as our Executive Vice President and Secretary. The agreement provides that Mr. Zimbler shall receive: (A) an annual salary of $132,000; (B) up to $500 per month paid to an auto leasing company on his behalf; and (C) a 1/7 interest in a revenue sharing plan of Diversified, the terms of which have not been established. The agreement provides for a two year term and may be terminated upon notice with or without "cause" (as defined). If terminated without cause, Mr. Zimbler is entitled to six months salary as severance. Mr. Zimbler resigned effective October 22, 2002 and accordingly, our obligations under the contract ceased.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On August 14, 2001, we completed our first private equity investment in Eascent, LLC, a New York limited liability corporation, engaged in the import, export, and distribution of new products and technologies between the United States and Eastern and Central Europe. The investment consists of a convertible bridge financing of $100,000 and provides us with (1) the opportunity to convert our loan into a 10% equity stake in Eascent and (2) warrants to purchase up to an additional 5% of the equity of Eascent at current funding value for a period of two years. Our investment in Eascent was part of the implementation of our new business strategy. Steven A. Horowitz, our Chairman and Chief Executive Officer is a principal owner and officer of Eascent.

          In September 2001, we loaned $500,000 to DBS Industries under a convertible note receivable. This note bears interest at 6% per annum and is convertible at the lower of $0.98 (the Fixed Conversion Price) or a variable conversion price depending upon certain events. However, the conversion price shall in no event be lower than $0.21 per share (the Minimum Conversion Price). By June 30, 2002, we had converted the note into 2,354,205 shares of DBS Industries common stock. In July 2002, we sold the DBS shares to Target Growth Fund Ltd. for a $450,000 8% note due July 18, 2003. Target Growth is the holder of shares of our Series A Preferred Stock.

          On October 4, 2001, we completed our second private equity investment in Optical Systems, LLC, a New York limited liability corporation, engaged in the design and development of optoelectronic devices for the marine safety marketplace. Effective October 19, 2001, Optical Systems LLC merged with Optical Systems Inc., a Delaware corporation formed for such purpose. The investment, which was repaid by Optical in April, 2002, consisted of a convertible bridge financing of $100,000 and provided us with (1) the opportunity to convert our loan into a 10% equity stake in Optical Systems and (2) warrants to purchase up to an additional 5% of the equity of Optical Systems at a fifty percent premium to current funding value for a period of two years. Steven A. Horowitz, our Chairman, Chief Executive Officer and Secretary is a principal owner of Optical Systems, Inc. The note was repaid April 11, 2002.

          In August of 2001, Steven A. Horowitz made a personal loan in the amount of $250,000 to Spiga Limited, a shareholder of our Series A Preferred Stock, in exchange for a promissory note. On February 12, 2002, Mr. Horowitz received $25,000 and approximately 250,000 shares of the Company's Series A Convertible Preferred Stock in complete satisfaction of the Note.

          On February 19, 2002, we made a one year loan in the principal amount of $17,000, at 7% interest to Panama Industries, Inc., a Delaware corporation, which loan was secured by Panama's assets. As part of the transaction, we also received two year warrants to purchase up to 100,000 shares of common stock of Panama Industries, Inc., which warrants were granted certain registration rights. On March 8, 2002, we made an additional one year loan in the principal amount of $18,000, at 7% interest to Panama Industries, Inc., a Delaware corporation. As part of the transaction, the security agreement we previously entered into with Panama regarding our initial loan was amended to include the second loan.

          On March 5, 2002, Diversified Capital Holdings, LLC loaned $10,000 to Universal Media Holdings, Inc., a Delaware corporation, under a six month convertible note. This note bears interest at 12% per annum and the outstanding principal and interest is convertible at 30% of the closing price of the common stock of Universal Media Holdings, Inc. on the day of conversion.

          On March 5, 2002, Diversified Capital Holdings, LLC loaned $10,000 to Transventures Industries, Inc. (a/k/a Humana Trans Services Group, Ltd.), a New York corporation, under a six month convertible note. This note bears interest at 12% per annum. James W. Zimbler, our former Secretary and Executive Vice-President and the President of Diversified is also a principal shareholder, officer and director of Humana.

          On March 15, 2002, we appointed James W. Zimbler as our Secretary and Executive Vice President. We also appointed Mr. Zimbler to be the President of our wholly owned subsidiary, Diversified Capital Holdings, LLC. He resigned effective October 22, 2002.

          On April 11, 2002, our wholly owned subsidiary, Diversified Capital Holdings, LLC, entered into a 12 month, renewable Management Consulting Agreement with Panama Industries, Inc., a Delaware corporation. Pursuant to the agreement, Diversified will receive a monthly fee of $2,500 in return for consulting services beginning June 1, 2002 and a 22% equity interest, on a fully diluted basis, in Panama and James W. Zimbler, our former Secretary and Executive Vice-President as well as Diversified's President, was appointed to Panama's Board of Directors. As an inducement for Panama to enter into the agreement, we agreed to (i) forgive the outstanding principal and interest of the $17,000 February 19, 2002 Note; (ii) forgive the outstanding principal and interest of the $18,000 March 8, 2002 Note; (iii) pay Panama Industries an additional $20,000; and (iv) surrender our two year warrants to purchase up to 100,000 shares of common stock of Panama.

          On April 26, 2002, Diversified entered into a settlement agreement with Dominix, Inc., regarding the failure of Dominix to timely file and cause to be effective a certain registration statement which was to have registered the shares of common stock of Dominix issuable upon the conversion of Diversified's $100,000 6% debenture as well as the 2 year warrants to purchase up to 2,000,000 shares of common stock of Dominix. In settlement of said default, Dominix granted Diversified the right to convert up to the entire $100,000 principal balance the 6% debentures into up to 1,333,333 shares of Dominix's Series A Preferred Stock, which the Board of Dominix authorized and designated, each share of which is convertible, in the sole discretion of the Holder, into 100 shares of common stock of Dominix. Additionally, as part of the settlement agreement, the officers and directors of Dominix resigned their positions with Dominix and appointed Andrew J. Schenker our President and Chief Operating Officer as well as a one of our Directors as Dominix's new Chairman and Chief Executive Officer and James W. Zimbler our former Secretary and Executive Vice-President as a Director and the President of Dominix.

          In April 2002, we transferred $500,000 to Euroba Management Limited. Euroba is an affiliate of Spiga Limited, an investment fund that owns shares of our Series A Preferred Stock. As of November 12, 2002, $400,000 of these funds have been returned to us.

          On May 22, 2002, Diversified acquired a 100% ownership interest in Crossover Advisors, Inc., a Delaware corporation, for an aggregate purchase price of $99,500, consisting of 69,500 shares of our Series A Preferred Stock valued at $1.00 per share and two non-interest bearing notes payable in the aggregate principal amount $30,000. Pursuant to the Stock Purchase Agreement (i) we retained James W. Zimbler, a principal of JWZ Holdings, Inc., one of the Sellers, as our Executive Vice President and Secretary and (ii) Diversified entered into a renewable 12 month management consulting agreement with Adelphia Holdings, LLC, one of the Sellers, providing Adelphia with a monthly $3,000 consulting fee as well as a 1/7 interest in a revenue sharing plan, the terms and conditions of which have not been determined. Pursuant to the terms of the proposed acquisition, we agreed to enter into a two year employment agreement with James W. Zimbler and Diversified agreed to enter into a one year renewable consulting agreement with Adelphia Holdings, LLC. Mr. Zimbler is the principal shareholder in JWZ Holdings, Inc. which holds a one-half ownership interest in Crossover Advisors, LLC. Adelphia Holdings, LLC holds the remaining one-half interest in Crossover. Mr. Zimbler resigned effective October 22, 2002 and the employment agreement terminated.

          On June 11, 2002, Diversified acquired 100% ownership interests in Comprehensive Resource Advisors, Inc. ("Comprehensive") and NBM Information Technology, Inc. ("NBM"), both New York corporations for an aggregate purchase price of $99,500, consisting of 69,500 shares of our Series A Preferred Stock valued at $1.00 per share. Pursuant to the Stock Purchase Agreement Diversified entered into a renewable 12 month management consulting agreement with Lee Rubinstein, a principal of both NBM and Comprehensive, providing Mr. Rubinstein with a monthly $5,000 consulting fee as well as a 1/7 interest in a revenue sharing plan, the terms and conditions of which have not been determined.

          On October 15, 2002, we entered into an agreement with the holders of our Series A Preferred Stock to settle claims related to our failure to reserve an adequate number of shares of common stock to cover our obligation to convert shares of Series A into shares of common stock at a floating rate. The agreement also calls for the settlement of $139,959 of accrued cumulative dividend by our issuance of 139,959 Series A shares, pro rata to the holders, amending the Series A designation to fix the conversion rate at 100 shares of common stock per Series A share, give the holders voting rights on an "as if converted" basis and eliminating any contractual restrictions on the amount of shares of common stock the holders of Series A shares may obtain upon conversion. These changes became effective when we filed an amendment to the Series A designation on November 20, 2002.

          On October 22, 2002 we entered into an agreement to sell certain assets including the business of Diversified, CDK Financial and CDKNet, LLC to Universal Media Holdings, Inc. ("Universal") at the time of the transaction, James W. Zimbler served as President and a Director of Universal and also served as Secretary and Executive Vice President of CDKNet.Com. On the same day, Steven
A. Horowitz, our CEO and Andrew Schenker, our COO were appointed President, CEO and CFO respectively, of Universal. Certain of the assets comprising the consulting business of Diversified and investments we made were transferred to Universal. CDKNet, LLC has not been transferred to Universal pending our obtaining requisite consents.

               During the years ended June 30, 2002 and 2001 legal services of $27,000 and $170,000, respectively, were provided by firms (the "Firms") in which Steven Horowitz, our CEO and principal stockholder, is a partner. Further, the Firms provided office space and accounting services for which no fees were paid during the year ended June 30, 2001 and we recorded an expense of $47,000 for such services.

INDEBTEDNESS OF MANAGEMENT

         No member of our management is or has been indebted to us. No director or executive officer is personally liable for repayment of amounts advanced from any financing received by us.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under Section 16(a) of the Securities Exchange Act of 1934, as amended, our directors, executive officers, and any persons holding more than ten percent of our common stock are required to report to the SEC their initial ownership of our stock and any subsequent changes in that ownership. Based on a review of Forms 3, 4 and 5 under the Exchange Act furnished to us, we believe that during the fiscal year ended June 30, 2001, our officers, directors and holders of more than 10 percent of our common stock filed all Section 16(a) reports on a timely basis.

                AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO
                         INCREASE THE AUTHORIZED SHARES

         Our Board and the Consenting Stockholders have approved an amendment to our Certificate of Incorporation to increase from 40,000,000 to 100,000,000 the number of authorized shares of our Common Stock. We currently are authorized to issue 40,000,000 shares of Common Stock. As of the Record Date, 36,196,267 shares of Common Stock were issued, outstanding and entitled to vote and holders of the Series A shares have the right to cast 152,695,900 votes. The remaining 3,803,733 shares of Common Stock available to us for future issuance are reserved for issuance upon the conversion of the Series A shares, which means that we have no ability to issue additional shares of Common Stock for corporate purposes.

         The amendment to the Certificate of Incorporation will increase our authorized shares of Common Stock to 100,000,000 shares, which would mean that we would have 60,000,000 shares of Common Stock not currently reserved for issuance and available for future issuance. The text of the first sentence of Article FOURTH, as it is proposed to be amended, is as follows:

                  The total number of shares of stock which the Corporation shall have authority to issue is one hundred five million (105,000,000) consisting of ONE HUNDRED MILLION (100,000,000) shares of Common Stock, par value $.0001 per share, and FIVE MILLION (5,000,000) shares of Preferred Stock, $.0001 par value ("Series Preferred Stock").

A form of the Amendment to the Corporation's Amended Certificate of Incorporation reflecting the increase in the authorized capital of the Corporation is annexed to this Proxy Statement as Exhibit A.

PURPOSE

         It is important we preserve our flexibility to issue additional shares of Common Stock. The Board believes that the authorization of additional authorized shares of Common Stock is advisable to provide us with the flexibility to take advantage of opportunities to issue such stock in order to obtain capital, as consideration for possible acquisitions or for other purposes including, without limitation, the issuance of additional shares of Common Stock through stock splits and stock dividends in appropriate circumstances. There are, at present, no plans, understandings, agreements or arrangements concerning the issuance of additional shares of Common Stock, except for the shares to be issued pursuant to existing agreements or upon the exercise of stock options, warrants or other convertible securities, currently outstanding.

EFFECTS OF AN INCREASE IN AUTHORIZED SHARES

         Uncommitted authorized but unissued shares of Common Stock may be issued from time to time to such persons and for such consideration as the Board may determine. Holders of the then outstanding shares of Common Stock may or may not be given the opportunity to vote thereon, depending upon the nature of any such transactions, applicable law, the rules and policies of the Over the Counter Bulletin Board ("OTCBB") or other market which we qualify Common Stock for trading, as the case may be, and the judgment of the Board regarding the submission of such issuance to a vote of our stockholders. Our stockholders have no preemptive rights to subscribe to newly issued shares.

         Moreover, it is possible that additional shares of Common Stock would be issued under circumstances which would make the acquisition of a controlling interest in us more difficult, time-consuming, costly or otherwise discourage an attempt to acquire control of us. Under such circumstances the availability of authorized and unissued shares of Common Stock may make it more difficult for stockholders to obtain a premium for their shares. Such authorized and unissued shares could be used to create voting or other impediments or to frustrate a person seeking to obtain control of us by means of a merger, tender offer, proxy contest or other means. Such shares could be privately placed with purchasers who might cooperate with the board in opposing such an attempt by a third party to gain control of us or could also be used to dilute ownership of a person or entity seeking to obtain control of us. Although we do not currently contemplate taking such action, shares of Common Stock could be issued for the purposes and effects described above and the Board reserves its rights to issue such stock for such purposes.

         The authorization of additional shares of Common Stock pursuant to this proposal will have no dilutive effect upon the proportionate voting power of our present stockholders. However, to the extent that shares are subsequently issued to persons other than our present stockholders, such issuance could have a dilutive effect on the earnings per share and voting power of present stockholders. If such dilutive effect on earnings per share occurs, we expect that any such dilutive effect would be relatively short in duration.
As described above, we believe that the proposed increase in the number of authorized shares of Common Stock will provide the flexibility needed to meet corporate objectives and is in the best interest of our stockholders.

                AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO
                         EFFECT THE REVERSE STOCK SPLIT

         Our Board of Directors and the Consenting Stockholders have approved an amendment to our Certificate of Incorporation to effect a reverse split of our Common Stock at a ratio of not less than one-for-fifty.

         The proposed amendment would amend Article Fourth of our Amended Certificate of Incorporation as follows:

         Article FOURTH of the Amended Certificate of Incorporation of the Corporation is hereby amended to include the following text after the last paragraph thereof:

                  REVERSE SPLIT. Effective as of the close of business on the date of filing this Amendment to the Amended Articles of Incorporation (the "Effective Time"), the filing of this Amendment shall effect a Reverse Split (the "Reverse Split") pursuant to which each 50 shares of common stock, par value $0.0001 per share, issued and outstanding and held by a single holder, shall be combined into one validly issued, fully paid and nonassessable share of common stock, par value $0.0001 per share. The number of authorized shares, the number of shares of treasury stock and the par value of the common stock shall not be affected by the Reverse Split. Each stock certificate that prior to the Effective Time represented shares of common stock shall, following the Effective Time, represent the number of shares into which the shares of common stock represented by such certificate shall be combined. The Corporation shall not issue fractional shares or scrip as a result of the Reverse Split, but shall pay cash to those record holders of common stock at the Effective Time who would otherwise be entitled to fractional shares as a result of the Reverse Split.

REASONS FOR THE REVERSE STOCK SPLIT AMENDMENT

         Our Common Stock is currently listed on the OTCBB. As of December 4, 2002, the last sale price of our stock was $.045 per share.

         The Board has determined that actions must be taken to stimulate interest in our stock. The Board believes that the trading price of the Common Stock may increase if the Reverse Stock Split is approved by the stockholders and thereafter effected. If we increase the market price of our Common Stock, the marketability of our Common Stock may be enhanced. The current share price of our Common Stock may limit their marketability for the following reasons:

     - many brokerage firms and institutional investors are reluctant to recommend lower-priced stocks to their clients or to hold them in their own portfolios;

     - the securities industry has in place certain policies and practices that tend to discourage individual brokers from dealing in lower-priced stocks, for example, policies and practices involving time-consuming procedures that make the handling of lower-priced stocks economically unattractive; and

     - the brokerage commission on a sale of lower-priced stock may represent a higher percentage of the sale price than the brokerage commission on a sale of higher-priced stock.

POTENTIAL EFFECTS OF THE REVERSE STOCK SPLIT

         Pursuant to the Reverse Stock Split, each holder of shares of Common Stock immediately prior to the effectiveness of the Reverse Stock Split would become the holder of a reduced number of Common Stock after consummation of the Reverse Stock Split.

         Although the Reverse Stock Split will not, by itself, impact our assets or prospects, the Reverse Stock Split could result in a decrease in the aggregate market value of our equity capital. The Board of Directors believes that this risk is outweighed by the benefits of the possible increase in the bid price of the Common Stock.

         If approved and effected, the Reverse Stock Split may result in some stockholders owning "odd-lots" of less than one hundred (100) shares of Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in "round-lots" of even multiples of one hundred (100) shares.

The Reverse Stock Split will not:

     -    reduce the authorized number of Common Stock;

     - affect your percentage ownership interest or proportional voting power, except for minor differences if you receive the nearest whole share instead of a fractional share;

     - substantially affect your voting rights or other privileges, unless you hold less than thirty shares of Common Stock before the Reverse Stock Split; or

         Pursuant to the terms of our existing employee and director stock and option plan, we will reduce proportionately the total number of shares that we have reserved for grants and options granted or to be granted under these plans, and we will increase proportionately the cash consideration payable per share upon exercise of the options pursuant to these plans. The action will have the effect of reducing the number of shares of common stock that can be obtained upon conversion.

         Based on approximately 36,196,267 shares of our Common Stock outstanding as of the Record Date, there would be approximately 723,925 shares outstanding as a result of the Reverse Stock Split. Assuming all of the outstanding shares of Series A Preferred Stock were converted into common stock there would be 3,777,843 shares of Common Stock outstanding after the Reverse Stock Split and such conversion.

EFFECTIVENESS OF THE REVERSE STOCK SPLIT

         The Reverse Stock Split would become effective upon the filing with the Secretary of State of the State of Delaware of a Certificate of Amendment of our Certificate of Incorporation. The Board has not determined when, or if, this event will occur. The Board and Consenting Stockholders have approved the Reverse Stock Split on the terms and conditions to be determined by our Board. The exact timing of the filing of such Certificate of Amendment will be determined by the Board of Directors based upon its evaluation as to when such action will be most advantageous to us and our stockholders, and the Board of Directors reserves the right to delay the Reverse Stock Split Amendment for up to twelve (12) months following stockholder approval thereof. In addition, the Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split Amendment if, at any time prior to filing such Reverse Stock Split Amendment, the Board of Directors, in its sole discretion, determines that it is no longer in the best interests of and its stockholders. Commencing on the day the Certificate of Amendment is filed, each Common Stock certificate will be deemed for all corporate purposes to evidence ownership of the reduced number of shares of Common Stock resulting from the Reverse Stock Split adjusted, if necessary, for any fractional shares that may whole share in lieu of fractional shares. As soon of filing, stockholders will be notified as to the Stock Split and instructed as to how and when to representing shares of old Common Stock in exchange for certificates representing shares of new Common Stock. We intend to use InterWest Transfer Company as our exchange agent in effecting the exchange of certificates following the effectiveness of the Reverse Stock Split.

FRACTIONAL SHARES

         In order that we may avoid the expense and inconvenience of issuing and transferring fractional shares of the Common Stock as a result of the Reverse Stock Split, cash will be issued in lieu of fractional shares.

EXCHANGE OF STOCK CERTIFICATES

         As soon as practicable after we file the amendment to our Certificate of Incorporation, we will send you a letter of transmittal for use in exchanging the certificates representing your Common Stock for new certificates representing your new Common Stock. In the letter, we will instruct you on, among other things, how and when to deliver the certificates to the exchange agent. You should not send the certificates representing your Common Stock to the exchange agent until you receive the letter of transmittal. Once the exchange agent receives your properly completed and executed letter of transmittal and the certificates representing your Common Stock, the exchange agent will send you new certificates representing your new Common Stock, adjusted, if necessary, for any fractional shares that may be rounded up to the nearest whole share in lieu of fractional shares. The exchange agent will not issue any new certificates to you until you have delivered to it all of your old certificates together with a properly completed and executed letter of transmittal.

         Until the exchange agent receives the certificates representing your Common Stock, we will deem those certificates for all purposes to represent the reduced number of whole Common Stock to which you are entitled as a result of the Reverse Stock Split. If you do not send the certificates representing your shares to the exchange agent with a properly completed and executed letter of transmittal, we will exchange the certificates representing your Common Stock for a new certificate representing the appropriate number of Common Stock the first time you present the old certificates to us for transfer.
We will pay all expenses related to the exchange of certificates.

FEDERAL INCOME TAX CONSEQUENCES

         With the possible exception of cash distributed to shareholders in lieu of fractional shares, the Company believes that the reverse split will result in no gain or loss or realization of taxable income to holders of the Company's capital stock under existing United States Federal income tax laws, and that the tax basis and holding period of the existing Common Stock will carry over to the Common Stock after the Reverse Split.

APPRAISAL RIGHTS

         No appraisal rights are available under the Delaware General Corporation Law or under our Certificate of Incorporation or by-laws to any stockholder who dissents from the proposal to approve the Reverse Stock Split Amendment. There may exist other rights or actions under state law for stockholders who are aggrieved by reverse stock splits generally. Although the nature and extent of such rights or actions are uncertain and may vary depending upon the facts or circumstances, stockholder challenges to corporate action in general are related to the fiduciary responsibilities of corporate officers and directors and to the fairness of corporate transactions.

                              INDEPENDENT AUDITORS

         Radin, Glass & Co., LLP has audited our financial statements for the years ended June 30, 2002 and 2001.

         The following is a summary of fees charged by Radin, Glass & Co., LLP for professional services rendered for the fiscal year ended June 30, 2002

         Audit fees                         $70,840
         Other fees (consisting of
           tax return preparation)            7,800
                                            -------
                                            $78,640
                                            =======


                DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR
                             OUR NEXT ANNUAL MEETING

         Stockholders may submit proper proposals for inclusion in our next proxy statement and for consideration at our 2003 annual meeting of our stockholders by submitting their proposals in writing to the Secretary of CDKnet.com in a timely manner. In order to be included in our proxy materials for the next annual meeting of stockholders to be held in the year 2003, stockholder proposals must be received by our Secretary no later than October 9, 2003, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").


                              FINANCIAL INFORMATION

         We are mailing our annual report on Form 10-KSB for the year ended June 30, 2002 and our Form 10-QSB for the three month period ended September 30, 2002 to our stockholders with this Information Statement. Copies of such reports will be mailed without charge to any of our stockholders receiving this Information Statement by writing to:

         Steven A. Horowitz, Secretary
         CDKnet.com, Inc.
         150 Broadhollow Road, Suite 103
         Melville, NY  11747

                                                                      APPENDIX A

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

         CDKNET.COM, INC. a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

    FIRST: That at a meeting of the Board of Directors of CDKNET.COM, INC., a resolution was duly adopted setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and calling a meeting of stockholders of said Corporation for consideration thereof.

                  RESOLVED, that Article FOURTH of the Corporation's Certificate of Incorporation be amended, subject to stockholder approval, to change Article FOURTH thereof so that, as amended said article shall read as follows:

                           "FOURTH: Number of Shares. The total number of shares of stock which the Corporation shall have authority to issue is: one hundred and five million (105,000,000), of which seventy-five million (100,000,000) shall be shares of Common Stock, $.0001 par value, and five million (5,000,000) shall be shares of Preferred Stock, $.0001 par value ("Series Preference Stock")."

    SECOND: That thereafter, a majority of the outstanding stock entitled to vote thereon, voted in favor of the adoption of said amendment to the Certificate of Incorporation at the annual meeting of the stockholders of the Corporation held in accordance with Subchapter VII of the General Corporation Law of Delaware on November 22, 2002.

    THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State to Delaware.

    FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, said CDKNET.COM, INC. has caused this certificate to be signed by its duly authorized officer, Andrew J. Schenker, its President and
Steven A. Horowitz, its Secretary this      day of             , 2002.




                                           CDKNET.COM, INC.



                                           By:
                                              --------------------------------
                                              Andrew J. Schenker, President


ATTEST:


---------------------------
Steven A. Horowitz, Secretary

                                                                      APPENDIX B

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

         CDKNET.COM, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

    FIRST: That, at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and calling a meeting of stockholders of said Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

                  RESOLVED, that Article FOURTH of the Corporation's Certificate of Incorporation shall be amended, subject to stockholder approval, to add the following paragraphs:

                           On the Split Effective Date (as defined below), the Corporation shall effect a one-for-fifty reverse stock split pursuant to which every fifty shares of the Corporation's Common Stock issued and outstanding or held in treasury will be automatically converted into one new share of Common Stock (the "Reverse Stock Split"). The Reverse Stock Split shall be effective as of the close of business on such date that the amendment to the Corporation's Certificate of Incorporation adding this paragraph is filed with the Secretary of State of the State of Delaware, as determined by the Corporation's Board of Directors, but in no event later than ________________ ( the "Split Effective Date"). The Corporation shall not issue fractional shares to the stockholders entitled to a fractional interest in a share of such Common Stock issued pursuant to the Reverse Stock Split but shall issue cash in lieu of any such fractional share.

                           On the Split Effective Date, each certificate representing existing shares of Common Stock will automatically be deemed for all purposes to evidence ownership of the appropriate reduced number of new shares of Common Stock without any action by the stockholder thereof. As soon as practicable after the Split Effective Date, the Corporation or its agent shall notify the stockholders and request the surrender of their certificates for their existing shares with instructions as to how to receive new certificates.

    SECOND: That thereafter, a majority of the outstanding stock entitled to vote thereon, voted in favor of the adoption of said amendment to the Certificate of Incorporation at the annual meeting of the stockholders of the Corporation held in accordance with Subchapter VII of the General Corporation Law of Delaware on November 22, 2002.

    THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State Delaware.

IN WITNESS WHEREOF, said CDKNET.COM, INC. has caused this certificate to be signed by its duly authorized officers, Andrew J. Schenker, its President and
Steven A. Horowitz, its Secretary this      day of              , 2002.




                                           CDKNET.COM, INC.



                                           By:
                                              --------------------------------
                                              Andrew J. Schenker, President


ATTEST:


--------------------------
Steven A. Horowitz, Secretary